                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12

                            PRIME HOSPITALITY CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                            PRIME HOSPITALITY CORP.
                               700 ROUTE 46 EAST
                          FAIRFIELD, NEW JERSEY 07004

                                                                  April 21, 2003

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Prime Hospitality Corp. (the "Company") to be held on May 22, 2003, at 10:00 a.m., at the Sheraton Meadowlands Hotel, 2 Meadowlands Plaza, East Rutherford, New Jersey 07073. This year we are asking you to elect three Class II Directors of the Company to serve until the 2006 Annual Meeting of Stockholders and to ratify the Board of Directors' selection of independent auditors for the year ending December 31, 2003. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE THREE NOMINEES AND FOR THE RATIFICATION OF THE INDEPENDENT AUDITORS.

     At the Annual Meeting, the Board of Directors also will report on the Company's affairs and a discussion period will be provided for questions and comments. The Board of Directors appreciates and encourages stockholder participation.

     Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Accordingly, we request that you complete, sign, date and promptly return the enclosed proxy in the enclosed postage prepaid envelope in order to make certain that your shares will be represented at the Annual Meeting.

     Thank you for your cooperation.

                                          Sincerely,

                                          /s/ A. F. Petrocelli

                                          A. F. PETROCELLI
                                          Chairman of the Board of Directors

                            PRIME HOSPITALITY CORP.

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 22, 2003

                               ------------------

To the Stockholders of
  Prime Hospitality Corp.:

     The Annual Meeting of Stockholders of Prime Hospitality Corp. (the "Company") will be held on May 22, 2003, at 10:00 a.m., at the Sheraton Meadowlands Hotel, 2 Meadowlands Plaza, East Rutherford, New Jersey 07073 for the following purposes:

          1. To elect three Class II Directors of the Company to serve until the 2006 Annual Meeting of Stockholders;

          2. To consider and act upon a proposal to ratify the Board of Directors' selection of independent auditors for the year ending December 31, 2003; and

          3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The close of business on April 9, 2003 has been fixed by the Board of Directors as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

     All stockholders are cordially invited to attend the Annual Meeting. If you do not expect to be present, please promptly complete, sign and date the enclosed proxy and mail it in the enclosed postage prepaid envelope. If you attend the Annual Meeting, you may revoke your proxy and vote your shares in person.

     The Company's Proxy Statement is submitted herewith. The Board of Directors recommends that you vote FOR the three Nominees and the proposal.

     The Company's Annual Report for the fiscal year ended December 31, 2002, including financial statements, is also enclosed.

                                          By Order of the Board of Directors,

                                          /s/ Douglas W. Vicari
                                          DOUGLAS W. VICARI
                                          Secretary

Fairfield, New Jersey
April 21, 2003

                            YOUR VOTE IS IMPORTANT.

     YOU ARE URGED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES.

                            PRIME HOSPITALITY CORP.
                               700 ROUTE 46 EAST
                          FAIRFIELD, NEW JERSEY 07004

                               ------------------

                                PROXY STATEMENT

                               ------------------

                                                                  April 21, 2003

     The accompanying proxy is solicited by and on behalf of the Board of Directors of Prime Hospitality Corp. (the "Company") for use at the Annual Meeting of Stockholders to be held on May 22, 2003, at 10:00 a.m., at the Sheraton Meadowlands Hotel, 2 Meadowlands Plaza, East Rutherford, New Jersey 07073 or any adjournments thereof (the "Annual Meeting"). This Proxy Statement is being sent to all holders of record of the Company's common stock, par value $.01 per share (the "Common Stock"), at the close of business on April 9, 2003 (the "Record Date"). Only stockholders of record on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. Each share of Common Stock outstanding on the Record Date will be entitled to one vote per share on all matters to be voted upon at the Annual Meeting. Stockholders may revoke the authority granted by their execution of proxies at any time prior to their use by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting by a stockholder who has executed and delivered a proxy to us shall not in and of itself constitute a revocation of such proxy. Solicitation of proxies will be made principally through the mails, but additional solicitation may be made by telephone or telegram by the officers or regular employees of the Company without additional compensation. The Company will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs in sending the proxy material to the beneficial owners of the Common Stock. The expenses of preparing, printing, mailing and soliciting will be paid by the Company. This proxy statement, and the accompanying form of proxy, together with the Company's Annual Report for the fiscal year ended December 31, 2002, are being mailed to stockholders on or about April 21, 2003.

     As of the Record Date, there were 44,733,503 issued and outstanding shares of Common Stock.

     THE INTENTION OF THE PERSONS NAMED IN THE PROXY, UNLESS OTHERWISE SPECIFICALLY INSTRUCTED IN THE PROXY, IS TO VOTE ALL PROPERLY EXECUTED PROXIES RECEIVED BY THEM (I) FOR THE ELECTION OF THE THREE NOMINEES NAMED HEREIN TO SERVE AS DIRECTORS FOR THE TERMS SPECIFIED HEREIN AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED, (II) FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP TO SERVE AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2003 AND (III) IN ACCORDANCE WITH THE PROXYHOLDER'S BEST JUDGMENT AS TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING. ALL SHARES REPRESENTED BY A PROXY AT THE ANNUAL MEETING WILL BE VOTED. IF A STOCKHOLDER SPECIFIES A CHOICE AS TO THE MATTERS TO BE ACTED UPON, THE SHARES WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION. ANY STOCKHOLDER DESIRING TO APPOINT ANOTHER PERSON TO REPRESENT HIM OR HER AT THE ANNUAL MEETING MAY DO SO BY COMPLETING ANOTHER FORM OF PROXY AND DELIVERING AN EXECUTED PROXY TO THE SECRETARY OF THE COMPANY AT THE ADDRESS INDICATED ABOVE, BEFORE THE TIME OF THE ANNUAL MEETING. IT IS THE RESPONSIBILITY OF THE STOCKHOLDER APPOINTING SUCH OTHER PERSON TO REPRESENT HIM OR HER TO INFORM SUCH PERSON OF THIS APPOINTMENT.

     In the event that a quorum is present at the Annual Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Annual Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of an adjournment and will vote those proxies required to be voted AGAINST any such proposal against any adjournment. A stockholder vote may be taken on one or more of the proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of stockholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Common Stock of the Company entitled to vote at the Annual Meeting. Member brokerage firms of the New

York Stock Exchange that hold shares in street name for beneficial owners that do not receive instructions from the beneficial owner or other persons entitled to vote shares are entitled, under the rules of the New York Stock Exchange, to vote for the election of Directors and on each of the proposals. For purposes of determining the presence of a quorum for transacting business at the Annual Meeting, broker "non-votes" will be treated as shares that are not present. Abstentions will be treated as shares that are present and as votes cast against a particular proposal.

                         ITEM 1. ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes (Class I, Class II and Class III) serving staggered terms in accordance with the Company's Restated Certificate of Incorporation. The number of the full Board of Directors is seven and Directors were initially elected on July 31, 1992. Class I Directors were elected at the Annual Meeting held on May 23, 2002. Class II Directors were elected at the Annual Meeting held on May 23, 2000 and Class III Directors were elected at the Annual Meeting held on May 24, 2001.

     Election for three Class II Directors will be held at the Annual Meeting. Current Class II Directors Herbert Lust II and Jack H. Nusbaum are not standing for reelection and their terms will expire at the annual meeting. Lawrence N. Friedland has been renominated for election as a Class II Director. In addition, the board has nominated Richard Reitman as a Class II Director. Mr. Reitman is not presently a Director. The Board has determined that Allen S. Kaplan should stand for election as a Class II Director. The Board anticipates filling the Class III vacancy resulting from Mr. Kaplan's designation as a Class II director promptly in accordance with the Company's By-laws. The persons named in the accompanying proxy will vote all shares for which they have received proxies for the election of Lawrence N. Friedland, Richard Reitman, and Allen Kaplan as Class II Directors, unless authority to do so is withheld.

     Approval of the nominees requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting, and entitled to vote thereon.

     In the event that any of the nominees should become unable or unwilling to serve as a Director, it is intended that the proxies will be voted for the election of such other person, if any, as shall be designated by the Board of Directors. It is not anticipated that any of the nominees will be unable or unwilling to serve as a Director.

NOMINEES TO SERVE AS CLASS II DIRECTORS UNTIL THE 2006 ANNUAL MEETING OF STOCKHOLDERS

Lawrence N. Friedland................  Lawrence N. Friedland, age 80, has been a Director of the
                                       Company and a member of the Compensation and Audit Committee since 1998. Mr. Friedland has been of counsel to the law
                                       firm of Olsham Grundman Frome Rosenzweig and Wolosky since
                                       2001. Prior to that he had been a partner in the law firm of
                                       Hoffinger Friedland Dobrish & Stern, P.C. for more than the past 25 years. He has been a director of the Apple Bank for
                                       Savings since 1990, a director of Lutron Electronics Co.,
                                       Inc. since 1961, a member of the Advisory Committee of Brown
                                       Harris Stevens, LLC since 1995 and a general partner,
                                       manager or director of numerous real estate entities.

Richard Reitman......................  Richard Reitman, age 65, has been a partner in the certified public accounting firm of Reitman and Reitman since 1963.
                                       Mr. Reitman also serves on the Board of Directors for
                                       Kobrand Corporation, Maison Louis Jadot, Demaine Carneros,
                                       Ltd., St. Francis Winery & Vineyards, Inc. and L. & L. SAS.

Allen S. Kaplan......................  Allen S. Kaplan, age 53, has been a Director of the Company since 2001 and a member of the Compensation and Audit
                                       Committee since 2002. Mr. Kaplan has been Vice President and
                                       Chief Operating Officer of Team Systems, Inc. for more than the past five years. He also is currently Vice President of the Metropolitan Taxicab Board of Trade and a director of
                                       Ameritrans Capital Corp.

       THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE
                 ELECTION OF THE THREE NOMINEES FOR DIRECTORS.

CLASS I DIRECTORS WHOSE TERMS EXPIRE AT THE 2005 ANNUAL MEETING OF STOCKHOLDERS

A. F. Petrocelli.....................  A. F. Petrocelli, age 59, has been a Director since 1992 and served as a member of the Compensation and Audit Committee from 1993 to 1998. Mr. Petrocelli has been the Chairman of the Board of Directors, President and Chief Executive
                                       Officer of the Company since 1998. Mr. Petrocelli has been the Chairman of the Board of Directors and Chief Executive
                                       Officer of United Capital Corp. for more than the past five years. He is also a director of Nathan's Famous, Inc., Boyar
                                       Value Fund, Inc. and Philips International Realty Corp.

Douglas W. Vicari....................  Douglas W. Vicari, age 43, has been a Director of the
                                       Company since 1999 and a Senior Vice President and Chief
                                       Financial Officer of the Company since 1998.

CLASS III DIRECTORS WHOSE TERMS EXPIRE AT THE 2004 ANNUAL MEETING OF
STOCKHOLDERS

Howard M. Lorber.....................  Howard M. Lorber, age 54, has been a Director of the Company and a member since 1994 and Chairman since 1998 of the
                                       Compensation and Audit Committee. Mr. Lorber has been
                                       Chairman of the Board and Chief Executive Officer of
                                       Nathan's Famous, Inc. for more than the past five years and
                                       Chairman of the Board of Directors and Chief Executive
                                       Officer of Hallman & Lorber Associates, Inc. for over five years. He has been a director, President and Chief Operating
                                       Officer of New Valley Corporation for more than five years.
                                       He has been a director of and member of the Audit Committee of United Capital Corp. for more than the past five years.
                                       Since 2001, he has been a Director of and President and
                                       Chief Operating Officer of Vector Group Ltd. Mr. Lorber is
                                       also the Chairman of Ladenburg Thalmann Financial Services and serves as a member of the Compensation Committee of that company.

BOARD OF DIRECTORS COMPENSATION AND BENEFITS

     Directors who are employees of the Company do not receive additional compensation for serving on the Board of Directors. Non-employee Directors receive $30,000 annually. In addition, each non-employee Director receives $1,500 for each Board of Directors meeting attended, $1,500 for each committee meeting attended and $500 for each telephonic meeting if such meeting extends beyond a period of 15 minutes. The Chairman of the Compensation and Audit Committee receives an additional $20,000 annually. The Directors' remuneration is paid quarterly. All Directors are reimbursed for their expenses.

     In addition, on the date of the Company's Annual Meeting of Stockholders, each non-employee Director receives an automatic grant of options to purchase 10,000 shares of the Company's Common Stock in accordance with the Company's 1995 Non-Employee Director Stock Option Plan. The options vest one year from the date of grant at an option price equal to the mean price of a share of the Company's Common Stock on the New York Stock Exchange for the trading day immediately prior to the date of grant. In February 1998, Messrs. Lust, Nusbaum and Lorber each received a discretionary grant of options for 45,000 shares of Common Stock and agreed to forgo receipt of his automatic grant of options until the 2002 Annual Meeting, which were granted.

     The Board of Directors held 6 meetings during 2002. All members of the Board of Directors attended at least 75% of the aggregate number of meetings of the Board of Directors and all committees of the Board of Directors on which such member served.

COMPENSATION AND AUDIT COMMITTEE

     The Compensation and Audit Committee presently consists of four non-employee Directors: Messrs. Lorber (Chairman), Friedland, Lust and Kaplan. During 2002, the Committee held 4 meetings.

     As part of its compensation oversight, the Committee administers the Company's 1992 Stock Option Plan and the 1995 Employee Stock Option Plan and in this capacity grants options to the Company's employees and officers. In addition, the Committee makes recommendations to the Board of Directors regarding compensation and approves the compensation paid to the Company's Chief Executive Officer, other executive officers and other employees. The Committee also administers the Company's 1995 Non-Employee Director Stock Option Plan which provides for stock option grants to each non-employee Director.

REPORT OF THE COMPENSATION AND AUDIT COMMITTEE ON AUDIT MATTERS

     The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information or report be incorporated by reference into any future filing by us under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.

     As part of its audit oversight, the Compensation and Audit Committee has:

     - Reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2002.

     - Discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, Codification of Statements on Auditing Standards AU Sec. 380, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     - Received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with the independent accountants the independent accountants', independence.

     - Based on the reviews and discussions referenced above, recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

     The Board of Directors has determined that the members of the Compensation and Audit Committee are independent. The Board of Directors have adopted a written charter for the Compensation and Audit Committee.

                                          Submitted by:

                                          COMPENSATION AND AUDIT COMMITTEE
                                          Howard M. Lorber (Chairman)
                                          Lawrence N. Friedland
                                          Herbert Lust, II
                                          Allen S. Kaplan

NOMINATING COMMITTEE

     The Company does not have a nominating or similar committee.

EXECUTIVE OFFICERS OF THE COMPANY

     Set forth below are the names, ages and positions of the executive officers of the Company:

NAME                                   AGE                           POSITION
----                                   ---                           --------
A. F. Petrocelli.....................  59    President, Chief Executive Officer and Chairman of the
                                             Board of Directors
Douglas W. Vicari....................  43    Director, Senior Vice President and Chief Financial
                                             Officer
Stephen M. Kronick...................  48    Senior Vice President/Hotel Operations
Terry P. O'Leary.....................  47    Senior Vice President/Business Development
Chester Reed.........................  49    Senior Vice President/Hotel Operations
Vito Stellato........................  50    Senior Vice President/Human Resources
Jeffrey T. Williams..................  56    Senior Vice President/Franchise Sales and Development
John Capone..........................  52    Vice President/Hotel Operations
Richard T. Szymanski.................  45    Vice President/Finance

     The following is a biographical summary of the experience of the executive officers of the Company, other than Messrs. Petrocelli and Vicari who are described above.

     Stephen M. Kronick has been a Senior Vice President of the Company since 1999. Prior to that he held the position of Vice President of the Company for more than one year.

     Terry P. O'Leary has been a Senior Vice President of the Company since
1998.

     Chester Reed has been a Senior Vice President of the Company since 2002. From 2000 until joining the Company, he served as President and Chief Operating Officer of Presidian Destinations, Ltd. From 1999 until 2000 he was Vice President of Operations for Bristol Hotels & Resorts. Prior to that he was a Regional Manager for La Quinta Inns, Inc. for more than one year.

     Vito Stellato has been a Senior Vice President of the Company since 2003. In 2002, he was a Principal of Turtle Creek Consulting Group, LLC. From 1998-2001, he was Senior Vice President of Human Resources for La Quinta Inns, Inc.

     Jeffrey T. Williams has been a Senior Vice President of the Company since 2001. From 2000 until joining the Company, he held the position of Senior Vice President of Global Development for Meineke. In 1998, he founded JTW Global Franchise Systems and serves as its President. Prior to that he held the position of Senior Vice President and Managing Director of International Development for Cendant Corporation (HFS Inc.) for more than one year.

     John Capone has been Vice President for Hotel Operations since February 2003. Prior to that, he was a Regional Vice President of Operations from April 1999 until February 2003, and Regional Vice President of Sales from March 1998 to April 1999.

     Richard T. Szymanski has been a Vice President of the Company for more than five years.

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the beneficial ownership of Common Stock as of April 9, 2003, the most recent practicable date, for all executive officers, all Directors, all nominees to the Board of Directors, and all directors and executive officers as a group. Percentages are based on 44,733,503 shares outstanding as of April 9, 2003, the most recent practicable date. Pursuant to the regulations promulgated by the Securities and Exchange Commission (the "Commission" or "SEC"), shares are deemed to be "beneficially owned" by a person if such person directly or indirectly has or shares the power to vote or dispose of such shares whether or not such person has any pecuniary interest in such shares or the right to acquire the power to vote or dispose of such shares within 60 days, including any right to acquire through the exercise of any option, warrant or right.

                                                               AMOUNT AND
                                                               NATURE OF      PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                           OWNERSHIP       CLASS(L)
------------------------------------                          ------------    ----------
A. F. Petrocelli(a).........................................   4,423,297         9.89%
Lawrence N. Friedland(b)....................................      61,000            *
Allen S. Kaplan(c)..........................................      20,000            *
Howard M. Lorber(d).........................................     175,000            *
Herbert Lust, II(e).........................................     147,251            *
Jack H. Nusbaum(f)..........................................     110,000            *
Douglas W. Vicari(g)........................................     132,933            *
Stephen M. Kronick(h).......................................      94,415            *
Terry P. O'Leary(i).........................................      94,333            *
Chester Reed................................................           0            *
Vito Stellato...............................................           0            *
Jeffrey T. Williams(j)......................................       1,600            *
John Capone(k)..............................................       5,400            *
Richard T. Szymanski(l).....................................     113,613            *
All directors and executive officers as a group (13
  persons)(m)...............................................   5,378,822         12.0%

---------------
  * Less than 1.0%.

 (a) Includes 45,000 shares owned by Mr. Petrocelli and 2,503,297 shares owned by United Capital Corp. of which A. F. Petrocelli is a majority shareholder, Chairman of the Board of Directors, President and Chief Executive Officer. Mr. Petrocelli expressly disclaims beneficial ownership of the shares directly held by United Capital Corp. Also includes options held by Mr. Petrocelli to purchase 1,875,000 shares at an exercise price of $9.31 per share as to 10,000 shares, $10.00 per share as to 65,000 shares, $5.91 per share as to 800,000 shares and $9.12 as to 1,000,000 shares.

 (b) Includes 2,000 shares owned by Mr. Friedland, 7,000 shares owned by trusts under which Mr. Friedland is the trustee and beneficiary and 2,000 shares owned by trusts for the benefit of Mr. Friedland's grandchildren. Mr. Friedland disclaims beneficial ownership of the shares owned by the trusts for the benefit of his grandchildren. Also includes options held by Mr. Friedland to purchase 50,000 shares at an exercise price of $10.00 per share as to 10,000 shares, $12.00 per share, as to 10,000 shares, $8.63 per share as to 10,000 shares, $12.01 per share as to 10,000 shares and $12.49 as to $10,000 shares.

 (c) Includes options held by Mr. Kaplan to purchase 20,000 shares at an exercise price of $12.01 per share as to $10,000 shares and $12.49 as to 10,000.

 (d) Includes 90,000 shares owned by Mr. Lorber. Also includes options to purchase 85,000 shares with an exercise price of $9.31 per share as to 10,000 shares, $10.00 per share as to 65,000 shares and $12.49 as to $10,000 shares.

 (e) Includes 40,000 shares owned by Mr. Lust, and 17,251 shares held by a trust under which Mr. Lust and his wife are co-trustees and beneficiaries. Also includes options held by Mr. Lust to purchase 85,000 shares with an exercise price of $9.31 per share as to 10,000 shares, $10.00 per share as to 65,000 shares and $12.49 as to $10,000 shares.

 (f) Includes 25,000 shares owned by Mr. Nusbaum. Also includes options to purchase 85,000 shares with an exercise price of $9.31 per share as to 10,000 shares, $10.00 per share as to 65,000 shares and $12.49 as to $10,000 shares.

 (g) Includes 2,300 shares owned by Mr. Vicari. Also includes options to purchase 130,633 shares with an exercise price of $9.63 per share as to 12,000 shares, $10.00 per share as to 33,000 shares, $11.25 per share as to 42,000 shares, $9.16 per share as to 37,300 shares and $8.60 as to 6,333 shares.

 (h) Includes 82 shares owned by Mr. Kronick. Also includes options to purchase 94,333 shares with an exercise price of $9.63 per share as to 12,000 shares, $10.00 per share as to 24,000 shares, $11.25 per share as to 21,000 shares, $9.16 per share as to 31,000 shares and $8.60 as to 6,333 shares.

 (i) Includes options to purchase 94,333 shares with an exercise price of $9.63 per share as to 4,000 shares, $10.00 per share as to 32,000 shares, $11.25 per share as to 21,000 shares, $9.16 per share as to 31,000 shares and $8.60 as to 6,333 shares.

 (j) Includes options to purchase 1,600 shares with an exercise price of $8.60 per share.

 (k) Includes options to purchase 5,400 shares with an exercise price of $4.72 per share as to 1,500 shares, $11.25 per share as to 1,500 shares, $9.16 per share as to 1,800, and $8.60 per share as to 600 shares.

 (l) Includes 2,280 shares owned by Mr. Szymanski. Also includes options to purchase 111,333 shares with an exercise price $9.63 per share as to 12,000 shares, $10.00 per share as to 27,000 shares, $11.25 per share as to 35,000 shares, $9.16 per share as to 31,000 shares and $8.60 as to 6,333 shares.

(m) With the exception of Mr. A.F. Petrocelli, who beneficially owns 9.89% of the outstanding Common Stock, the other current directors and executive officers each owns less than 1% of the outstanding Common Stock and collectively own approximately 2.11% of the outstanding Common Stock as a group. Percentages were based on 44,733,503 shares outstanding as of April 9, 2003, the most recent practicable date.

PRINCIPAL HOLDERS OF SECURITIES

     The following entities were known to the Company to be the beneficial holders of more than 5% of the Common Stock as of April 9, 2003, the most recent practicable date. Percentages are based on 44,733,503 shares outstanding as of such date.

                                                               AMOUNT AND
                                                               NATURE OF      PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                           OWNERSHIP      OF CLASS
------------------------------------                          ------------    --------
Dimensional Fund Advisors Inc.(a)...........................   3,193,200       7.13%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, California 90401
A.F. Petrocelli(b)..........................................   4,423,297       9.89%
  c/o United Capital Corp.
  9 Park Place
  Great Neck, New York 11021
United Capital Corp(b)......................................   2,503,297       5.60%
  9 Park Place
  Great Neck, New York 11021
Massachusetts Financial Services Company(c).................   2,372,700       5.34%
  500 Boylston St.
  Boston, MA 02116
AXA Financial Services, Inc.(d).............................   2,390,709       5.30%
  1290 Avenue of the Americas
  New York, NY 10104

---------------
(a) Dimensional Fund Advisors Inc. filed a Schedule 13G dated February 12, 2003 with the SEC reporting ownership of 3,193,200 shares of Common Stock, with sole voting and dispositive power with respect to all such shares.

(b) A.F. Petrocelli may be deemed to beneficially own 4,423,297 shares of Common Stock, with sole voting and dispositive power with respect to 1,920,000 shares and shared voting and dispositive power with respect to 2,503,297 shares. Inclusive in these shares are 2,503,297 shares held by United Capital Corp., of which Mr. Petrocelli is a majority shareholder, Chairman of the Board of Directors, President and Chief Executive Officer. In addition, on April 11, 2003, United Capital Corp. bought 450,000 shares of stock. Mr. Petrocelli expressly disclaims beneficial ownership of the shares directly held by United Capital Corp.

(c) Massachusetts Financial Services Company filed a Schedule 13G dated February 13, 2003 with the SEC reporting ownership of 2,372,700 shares of Common Stock, with sole voting power with respect to 2,330,800 shares and sole dispositive power with respect to 2,372,700 shares.

(d) AXA Financial Services, Inc., filed a Schedule 13G dated February 12, 2003 with the SEC reporting ownership of 2,390,709 shares of Common Stock, with sole voting power with respect to 2,064,942 shares, shared voting power with respect to 15,350, and with sole dispositive power with respect to 2,390,709 shares.

                         ITEM 2. SELECTION OF AUDITORS

     Upon the recommendation of the Compensation and Audit Committee, the Board of Directors has selected Ernst & Young LLP, independent auditors, to serve as independent accountants for the Company. Ernst & Young LLP will audit the Company's consolidated financial statements for the fiscal year ending December 31, 2003; perform audit-related services; and act as consultants in connection with various accounting and financial reporting matters. Ernst & Young LLP provided those services to the Company for the fiscal year ended December 31, 2002 and 2001.

     Fees for professional services provided by our independent auditors in each of the last two fiscal years, in each of the lowing categories (in millions) are:

                                                                 2002         2001
                                                              ----------    --------
Audit Fees(1)...............................................  $  175,000    $175,000
Audit Related Fees(2).......................................  $   81,000    $ 77,000
Tax Fees(3).................................................  $  262,000    $ 68,000
All Other Fees(4)...........................................  $  578,900    $ 95,000
                                                              $1,096,900    $415,000

---------------
(1) Fees for audit services include fees and expenses associated with the annual audit and the reviews of the Company's quarterly reports on Form 10-Q.

(2) Audit related fees and expenses principally included the audit of an employee benefit plan and the audits of certain subsidiaries of the Company.

(3) Tax fees and expenses include a cost segregation study and other tax services.

(4) All other fees and expenses include services provided to assist the Company in selecting a new financial and operational software package, to design new business processes and provide project management oversight of the software installation.

     All audit and non audit services provided by Ernst & Young, LLP are approved by the Compensation and Audit Committee, which considers whether the provision of any non-audit services is compatible with maintaining the auditor's independence.

     Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will be given the opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions. Although it is not required to, the Board of Directors is submitting the selection of auditors for ratification at the Annual Meeting. If this selection is not ratified, the Board of Directors will reconsider its choice.

     Ratification of the selection of Ernst & Young LLP requires the affirmative vote of the holders of a majority of shares of Common Stock present or represented by proxy at the Annual Meeting, and entitled to vote thereon.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

                             ITEM 3. OTHER BUSINESS

     As of this date, the Company is not aware of any business to be acted upon at the Annual Meeting other than that which is described in this Proxy Statement. In the event that any other business calling for a vote of the stockholders is properly presented at the Annual Meeting, it is intended that the holders of the proxies will vote your shares in accordance with their best judgment.

                             EXECUTIVE COMPENSATION

     The following Summary Compensation Table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to the persons who were, at December 31, 2002, the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company (the "named executive officers"). The information shown reflects compensation for services in all capacities awarded to, earned by or paid to these persons for the years ended December 31, 2002, 2001 and 2000.

                           SUMMARY COMPENSATION TABLE

                                                                        LONG TERM COMPENSATION
                                                                     ----------------------------
                                         ANNUAL COMPENSATION         SECURITIES
NAME AND                             ----------------------------    UNDERLYING       ALL OTHER
PRINCIPAL POSITION                   YEAR     SALARY      BONUS       OPTIONS        COMPENSATION
------------------                   ----    --------    --------    ----------      ------------
A. F. Petrocelli...................  2002    $700,000    $700,000            0       $     7,091(1)
  President and Chief                2001     700,000     700,000    3,000,000             8,791
  Executive Officer                  2000     700,000     700,000            0             2,632
Douglas W. Vicari..................  2002     200,671     108,873       19,000           134,920(2)
  Senior Vice President              2001     197,842           0       19,000             3,797
  And Chief Financial Officer        2000     188,451     119,877       37,300             1,840
Richard T. Szymanski...............  2002     185,878     100,776       19,000           134,905(3)
  Vice President --                  2001     183,014           0       19,000             3,529
  Finance                            2000     174,380     111,279       31,000             1,750
Jeffrey T. Williams................  2002     177,782           0       19,000            76,457(4)
  SVP, Franchise Sales               2001      91,518           0            0            30,750
  and Development
Dennis R. Hill.....................  2002     188,978      97,335       19,000             2,432(5)
  Former Officer                     2001     123,697           0            0                 0
Stephen M. Kronick.................  2002     157,661      86,198       19,000            80,820(6)
  SVP, Full Service Operations       2001     155,382           0       19,000             2,104
                                     2000     149,296      90,600       31,000             1,960

---------------
(1) Represents $1,032 for premiums for Company-provided life insurance and $6,059 for travel expenses.

(2) Represents $240 for premiums for Company-provided life insurance and $1,750 for travel expenses and $132,930 related to income from the exercise of options.

(3) Represents $225 for premiums for Company-provided life insurance and $1,750 for travel expenses and $132,930 related to income from the exercise of options.

(4) Mr. Williams joined the Company in June 2001. Represents $1032 for premiums for Company-provided life insurance and $1,750 for travel expenses and $73,675 in sales commissions.

(5) Mr. Hill joined the Company in June 2001 and terminated his employment in February 2003. Represents $1032 for premiums for Company-provided life insurance and $1,400 for travel expenses.

(6) Represents $360 for premiums for Company-provided life insurance and $80,460 related to income from the exercise of options.

STOCK OPTION GRANTS DURING YEAR ENDED DECEMBER 31, 2002

     The following table sets forth information concerning individual grants of stock options made during the year ending December 31, 2002 to each of the named executive officers. The Company did not grant any stock appreciation rights during such period.

                                                 INDIVIDUAL GRANTS                         POTENTIAL REALIZED
                             ----------------------------------------------------------     VALUE AT ASSUMED
                             NUMBER OF      % OF TOTAL                                    ANNUAL RATES OF STOCK
                             SECURITIES      OPTIONS                                       PRICE APPRECIATION
                             UNDERLYING     GRANTED TO    EXERCISE OR                       FOR OPTIONS TERM
                              OPTIONS      EMPLOYEES IN   BASE PRICE                      ---------------------
NAME                          GRANTED      FISCAL YEAR     PER SHARE    EXPIRATION DATE      5%          10%
----                         ----------    ------------   -----------   ---------------   ---------   ---------
A. F. Petrocelli...........       -0-            0%          $ -0-               -0-      $    -0-    $    -0-
Douglas W. Vicari..........    19,000            7%           8.45        10/22/2012       261,519     418,000
Richard T. Szymanski.......    19,000            7%           8.45        10/22/2012       261,519     418,000
Jeffrey T. Williams........    19,000            7%           8.45        10/22/2012       261,519     418,000
Stephen M. Kronick.........    19,000            7%           8.45        10/22/2012       261,519     418,000
Dennis R. Hill.............       -0-            0%            -0-                             -0-         -0-

These stock options vest with respect to one third of the grant on each of October 22, 2003, 2004 and 2005 and will continue to be exercisable through October 22, 2012. These options become immediately exercisable upon a change in control of the Company.

AGGREGATED OPTION EXERCISES IN THE YEAR ENDED DECEMBER 31, 2002 AND FISCAL YEAR-END OPTION VALUES

                                                         NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                        UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                               SHARES                      OPTIONS AT FY-END                 AT FY-END
                              ACQUIRED      VALUE     ---------------------------   ---------------------------
NAME                         ON EXERCISE   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                         -----------   --------   -----------   -------------   -----------   -------------
A. F. Petrocelli...........       -0-      $    -0-   $1,875,000     $1,200,000     $1,792,000      $448,000
Douglas W. Vicari..........    21,000       132,930      130,633         31,667            -0-           -0-
Richard T. Szymanski.......    21,000       132,930      113,613         31,667            -0-           -0-
Jeffrey T. Williams........       -0-           -0-          -0-            -0-            -0-           -0-
Stephen M. Kronick.........    12,000        80,460       94,415         31,667            -0-           -0-
Dennis Hill................       -0-           -0-          -0-            -0-            -0-           -0-

EQUITY COMPENSATION PLAN INFORMATION

                                                                              (C) NUMBER OF SECURITIES
                                                                               REMAINING AVAILABLE FOR
                           (A) NUMBER OF SECURITIES                             FUTURE ISSUANCE UNDER
                                 TO BE ISSUED         (B) WEIGHTED-AVERAGE       EQUITY COMPENSATION
                               UPON EXERCISE OF        EXERCISE PRICE OF          PLANS (EXCLUDING
                             OUTSTANDING OPTIONS,     OUTSTANDING OPTIONS,     SECURITIES REFLECTED IN
PLAN CATEGORY                WARRANTS AND RIGHTS      WARRANTS AND RIGHTS            COLUMN (A))
-------------              ------------------------   --------------------   ---------------------------
Equity Compensation plans
  approved by security
  holders................         1,602,000                  $10.36                   2,599,000
Equity Compensation plans
  not approved by
  security holders.......         4,750,000                  $ 6.71                         -0-
TOTAL....................         6,352,000                  $ 8.50                   2,599,000

EMPLOYMENT AGREEMENTS

  A. F. Petrocelli

     Mr. Petrocelli and the Company executed an employment agreement dated as of September 14, 1998 (the "Agreement") under which Mr. Petrocelli agreed to serve as President and Chief Executive Officer of the Company. The Agreement provides for an initial term of three (3) years and renews automatically thereafter for one year unless either party elects not to renew it. The Agreement provides for an annual base salary of $700,000, a discretionary annual bonus, a life insurance policy in an amount equal to $2,000,000, an automobile and other customary welfare and fringe benefits. The Agreement also provides that, to the extent payments made by the Company for life insurance or use of an automobile are subject to federal, state or local taxes, the Company will pay Mr. Petrocelli the amount of such additional taxes plus such additional amount as will be reasonable to hold him harmless from the obligation to pay such taxes.

     The Agreement may be terminated by the Company at any time, with or without cause. If the Agreement is terminated by the Company prior to the expiration of the three year term without cause, or if Mr. Petrocelli resigns because of circumstances amounting to constructive termination of employment, severance would be paid in a single lump sum equal to one year's base salary, or, if greater, the base salary that would have been payable over the remainder of the term and benefits would be continued for the greater of one year or the remainder of the term. Any bonus awarded for the year would not be prorated. In addition, if Mr. Petrocelli is terminated without cause or if at the end of the three year period the Agreement is not renewed by the Company for any additional period, the unvested portion of Tranche A of the option granted under the Nonqualified Stock Option Agreement Dated October 14, 1998, shall become immediately fully vested. If the Agreement is terminated by the Company for cause (as such term is defined in the Agreement) or if Mr. Petrocelli resigns under circumstances not amounting to a constructive termination of employment, no benefits are payable other than accrued but unpaid salary and any unpaid bonus earned but unpaid prior to such termination or resignation.

CHANGE IN CONTROL AGREEMENTS

     The Company has executed change in control agreements with five of the Company's employees, including certain of its named executive officers. Four of the agreements provide that, if within two years of a change in control of the Company, the employee's employment with the Company is terminated by the Company without cause or if the employee resigns for good reason (as defined in the agreements), the Company will pay the employee two and one-half times the aggregate cash compensation earned by the employee during the fiscal year immediately preceding the termination of employment. Such payments are to be reduced, however, to the extent necessary to avoid characterization as "excess parachute payments" within the meaning of Section 280G of the Internal Revenue Code. In addition, any outstanding options to purchase shares of the Company held by the employee will vest and become exercisable as of the date of the change in control. The agreement with one employee contains identical terms except that it provides for the a payment equaling the greater of 2 weeks salary for each full year of employment or 6 months salary.

COMPENSATION AND AUDIT COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     All members of the Compensation and Audit Committee are independent, non-employee Directors.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     Mr. Petrocelli and the Company are parties to an employment agreement dated as of September 14, 1998 (the terms of which are more fully described under the heading herein entitled "Employment Agreements"). The employment agreement provides for an annual base salary of $700,000, a bonus and an option grant covering 1,750,000 shares of Common Stock. In order to incentivise Mr. Petrocelli to increase shareholder value, early vesting with respect to 750,000 shares of the option is tied to the attainment of certain price targets for the Common Stock. The bonus earned by Mr. Petrocelli in 2002 was based on the overall performance of the Company. In determining the amount of such bonus, the Compensation and Audit Committee made a subjective determination based on Mr. Petrocelli's contributions to the Company performance during the year.

     Pursuant to a Nonqualified Stock Option Agreement, dated as of October 14, 1998, Mr. Petrocelli was granted a nonqualified stock option to purchase 1,750,000 shares of Common Stock at an exercise price of $5.91 per share, the fair market value of the Common Stock on the date of grant. This option expires on October 14, 2008 and is subject to vesting in two tranches. Tranche A covers 1,000,000 shares of Common Stock and will vest and become exercisable in increments of 200,000 shares on each anniversary from the date of grant beginning September 14, 1999 through September 13, 2003. Tranche B covers 750,000 shares of Common Stock and will vest and become exercisable upon the earlier of September 14, 2006 or the attainment of the following price targets for the Company's Common Stock: (i) 250,000 shares on the date that the closing price for the Common Stock on the New York Stock Exchange reaches or exceeds $20 per share; (ii) 250,000 shares on the date that the closing price for the Common Stock on the New York Stock Exchange reaches or exceeds $25 per share; and (iii) 250,000 shares on the date that the closing price for the Common Stock on the New York Stock Exchange reaches or exceeds $30 per share.

     Pursuant to a Nonqualified Stock Option Agreement, dated as of October 23, 2001, Mr. Petrocelli was granted a nonqualified stock option to purchase 3,000,000 shares of Common Stock at an exercise price of $9.115 per share, the fair market value of the Common Stock on the date of grant. This option expires on October 23, 2011 and is subject to vesting in three tranches of 1,000,000 shares vesting on each of October 23, 2002, October 23, 2003 and October 23, 2004.

     All vesting of Mr. Petrocelli's options is contingent on Mr. Petrocelli's continuing status as an employee on the applicable vesting date. However, such vesting is automatically accelerated upon a "Change in Control" (as defined in the Change of Control Agreement) or upon the Company's non-renewal of Mr. Petrocelli's employment agreement pursuant to Section 2 of that agreement.

COMPENSATION POLICIES

     The Company's compensation policy with respect to all executive officers, including the named executive officers, is designed to help the Company achieve its business objectives by:

     - setting levels of compensation designed to attract and retain qualified executives in a highly competitive business environment;

     - providing incentive compensation that is directly linked to both the Company's financial performance and individual initiative and achievement contributing to such performance; and

     - linking compensation to improvements in the Company's annual and long-term share performance.

     As a part of the Company's policy to provide incentive compensation that is directly linked to long-term share performance, the Compensation and Audit Committee granted to its executive officers during fiscal year 2002, options to purchase an aggregate of 133,000 shares of Common Stock pursuant to the Company's 1995 Employee Stock Option Plan.

POLICY REGARDING SECTION 162(m)

     Section 162(m) of the Internal Revenue Code imposes a one million dollar ceiling on tax-deductible remuneration paid to each of the Chief Executive Officer and the four next most highly compensated executive officers of a publicly-held corporation. The limitation does not apply to qualified "performance based" remuneration payable solely on account of the attainment of one or more performance goals approved by an independent compensation committee, nor to compensation attributable to certain options granted under shareholder-approved stock option plans. The 1995 Employee Stock Option Plan is structured to comply with this exception. All compensation paid to the executive officers, other than to Mr. Petrocelli, for the Company's 2002 fiscal year was fully deductible. While the Company intends to maximize the deductibility of compensation to its executive officers, the Company also believes that it is important to maintain the flexibility to take action with respect to compensation it considers in the best interest of the Company and its stockholders, which are necessarily based on considerations in addition to
Section 162(m). In 2002, the Company paid a bonus to Mr. Petrocelli, a part of which will not be deductible.

                        COMPENSATION AND AUDIT COMMITTEE
                          HOWARD M. LORBER (CHAIRMAN)
                             Lawrence N. Friedland
                                Herbert Lust, II
                                  Allen Kaplan

COMPENSATION AND AUDIT COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation and Audit Committee for the fiscal year 2002 were Howard M. Lorber (Chairman), Lawrence N. Friedland, Allen Kaplan and Herbert Lust, II. Mr. Lorber has certain business relationships with the Company, which are described under the heading "Certain Relationships and Related Transactions."

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     A. F. Petrocelli, President, Chief Executive Officer and Chairman of the Board of Directors of the Company, is also the Chairman of the Board and Chief Executive Officer of United Capital Corp., and Howard M. Lorber, a Director of the Company, is a Director of United Capital Corp. Mr. Petrocelli also holds approximately 70% of the outstanding shares of capital stock of United Capital Corp. In March 1994, the Company entered into management agreements with the corporate owners of two hotels who are affiliates of United Capital Corp. The Company received an aggregate of approximately $117,000 in management fees for the fiscal year ended 2002.

     In December 2002, Prime-Meadowlands, L.L.C., a wholly owned subsidiary of the Company, and AFP Eighteen Corp., an indirect wholly owned subsidiary of United Capital Corp., entered into an operating agreement pursuant to which Prime-Meadowlands and AFP Eighteen formed East Rutherford Group, L.L.C. At that time, both Prime-Meadowlands and AFP Eighteen Corp. held 50% of the outstanding equity interests of East Rutherford Group. In December 2002, East Rutherford Group acquired the Sheraton Meadowlands Hotel and Conference Center in East Rutherford, New Jersey. Simultaneously with this acquisition, East Rutherford Group entered into a management agreement with the Company pursuant to which the Company manages the operation of the Sheraton Meadowlands Hotel. Under this management agreement, the Company is entitled to a management fee equal to 2% of the gross revenues of the Sheraton Meadowlands Hotel, an accounting services fee of $1,000 per month and reimbursement for all of its ordinary course expenses. This management agreement expires in December 2007. In March of 2003, Prime-Meadowlands and AFP Eighteen Corp. each sold a ten percent interest in the company to Ark Meadowlands, Inc., decreasing their equity interest in the hotel to 40%, respectively.

     In January 2003, Quebec City, Inc., a wholly owned subsidiary of the Company, and AFP Nineteen Corp., an indirect wholly owned subsidiary of United Capital Corp., entered into an operating agreement pursuant to which Quebec City and AFP Nineteen formed 3072929 Nova Scotia Company. At that time, Quebec City and AFP Nineteen held 50% of the outstanding equity interests of 3072929 Nova Scotia Company. In January 2003, 3072929 Nova Scotia Company acquired the Quebec City Holiday Inn Select in Quebec City, Canada. Pursuant to the operating agreement, Quebec City agreed to asset manage the operation of the Quebec City Holiday Inn Select. Under this agreement, the Company is entitled to an asset management fee equal to 1% of the gross revenues of the Quebec City Holiday Inn Select and reimbursement for all of its ordinary course expenses. In March of 2003, Quebec City, Inc. and AFP Nineteen Corp. each sold a ten percent interest in the company to Ark Quebec, Inc., decreasing their equity interest in the hotel to 40%, respectively.

     The Company has retained Willkie Farr & Gallagher as its legal counsel involving certain matters during its last fiscal year and anticipates it will continue such relationship with the firm in this fiscal year. Mr. Nusbaum, who was a Director of the Company in 2002, is the Chairman of the firm.

     Hallman & Lorber Associates, Inc. provided insurance services to the Company during its last fiscal year, for which Hallman & Lorber received certain commissions. The Company anticipates it will continue such relationship in this fiscal year. Howard M. Lorber, a Director of the Company and Chairman of the Company's Compensation and Audit Committee, is Chairman of the Board of Directors and Chief Executive Officer of Hallman & Lorber Associates, Inc.

COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors, executive officers, and persons who own more than ten percent of the Common Stock, to file reports of beneficial ownership with the SEC, the New York Stock Exchange and the Company. Specific filing dates for these reports have been established by the SEC, and the Company is required to disclose in this proxy statement any failure by such persons to file these reports during the 2002 year. Based solely upon its review of the copies of such forms received by it, the Company believes that, during fiscal year 2002, all filing requirements applicable to such persons were complied with.

PERFORMANCE GRAPH

     The SEC requires the Company to present a graph comparing the cumulative total stockholder return on its Common Stock with the cumulative total stockholder return (a) of a broad equity market index and (b) of a published industry index or peer group. The following graph compares the Common Stock with
(a) the Dow Jones Industrial Average and (b) the Dow Jones U.S. Lodging Index. For the fiscal year ended December 31, 2002, the Company is using the Dow Jones Industrial Average and the Dow Jones U.S. Lodging Index. The following graph assumes an investment of $100 on January 1, 1997 in each of the Common Stock, the stocks comprising the Dow Jones Industrial Average and the Dow Jones U.S. Lodging Index.

            COMPARISON OF 1998 THROUGH 2002 CUMULATIVE TOTAL RETURN

[LINE GRAPH]

--------------------------------------------------------------------------------
                        1997      1998      1999      2000      2001      2002
--------------------------------------------------------------------------------
 Company                $100      $ 52      $ 43      $ 57      $ 54      $ 40
 Stock Index            $100      $116      $145      $136      $127      $105
 Industry Group
  Index                 $100      $ 76      $ 75      $ 76      $ 76      $ 67

                              FINANCIAL STATEMENTS

     The Company's annual report to stockholders for the year ended December 31, 2002, including audited financial statements, is being mailed to stockholders concurrently with this Proxy Statement. The annual report is on file with the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 and the New York Stock Exchange.

     A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (excluding exhibits) is available without charge to any stockholder of the Company who requests a copy in writing. Requests for copies of the Report should be directed to the Secretary, Prime Hospitality Corp., 700 Route 46 East, Fairfield, New Jersey 07004.

                             STOCKHOLDER PROPOSALS

     It is presently anticipated that the 2004 Annual Meeting will be held on or about May 20, 2004. Proposals of stockholders submitted for consideration at the 2004 annual meeting of stockholders must be received by the Company not later than December 22, 2003 in order to be included in the Company's proxy statement for that meeting. A stockholder desiring to submit a proposal must be a record or beneficial owner of at least 1% of the outstanding shares or $2,000 in market value of shares entitled to be voted at the annual meeting and must have held such shares for at least one year. Further, the stockholder must continue to hold such shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of the stockholders, and a stockholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Exchange Act. If a stockholder proposal is introduced in the 2004 Annual Meeting without any discussion of the proposal in our proxy statement, and the stockholder does not notify us on or before the time required by SEC Rule 14a-4(c)(1) of the intent to raise such proposal at the annual general meeting of stockholders, then proxies received by the Company for the 2004 Annual Meeting will be voted by the persons named as such proxies in their discretion with respect to such proposal. Notice of such proposal is to be sent to the above address.

     In addition, the bylaws of the Company require, among other things, that notice of proposals of stockholders be delivered to or mailed and received at the principal executive offices of the Company not less than fifty (50) days nor more than seventy-five (75) days prior to the meeting; provided, however, that in the event that less than sixty-five (65) days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the fifteenth (15th) day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs.

                                          By Order of the Board of Directors,

                                          /s/ Douglas W. Vicari
                                          DOUGLAS W. VICARI
                                          Secretary

                             PRIME HOSPITALITY CORP.

             PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              OF THE COMPANY FOR THE ANNUAL MEETING ON MAY 22, 2003

        The undersigned hereby constitutes and appoints A. F. Petrocelli and Douglas W. Vicari, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Prime Hospitality Corp. (the "Company") to be held at the Sheraton Meadowlands Hotel, 2 Meadowlands Plaza, East Rutherford, New Jersey 07073, on Thursday, May 22, 2003, at 10:00 a.m., and any adjournments thereof, on all matters coming before said meeting, with all powers which the undersigned would possess if personally present.

                           (CONTINUED ON REVERSE SIDE)

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                             PRIME HOSPITALITY CORP.
                                  MAY 22, 2003

                 Please Detach and Mail in the Envelope Provided

A  [X]   Please mark your votes as in this example.

                                                         FOR           WITHHELD
                                                    all nominees     all nominees           NOMINEES:
                                                   listed at right  listed at right
1.      ELECTION                                                                           Richard Reitman
        OF THREE                                                                           Allen Kaplan
        CLASS II DIRECTORS                                                                 Lawrence N. Freidland
                                                         [ ]              [ ]

FOR, EXCEPT VOTE WITHHELD FROM
THE FOLLOWING NOMINEE:  ________________________________________________________

THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ELECTION OF THE THREE NOMINEES.

2.      RATIFICATION OF INDEPENDENT AUDITORS.

        For ratification of Ernst & Young LLP to serve as the Company's independent
        auditors for the year ending December 31, 2003.                                    [ ]
        Withhold authority to ratify Ernst & Young LLP                                     [ ]
        Abstain                                                                            [ ]

THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The Proxy cannot vote your shares unless you sign and return this card in the enclosed postage prepaid envelope.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF THIS PROXY IS EXECUTED AND RETURNED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED (i) FOR THE THREE NOMINEES AND (ii) FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP TO SERVE AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDED DECEMBER 31, 2003.

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Signature________________ Signature if held jointly____________ Date_______,2003

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate executor, please give full title as such.